

Corporate Headquarters

6541 E. Washington Blvd.
Commerce, CA 90040 USA
Tel: (323) 888-9999
www.novalifestyle.com

Nova Lifestyle, Inc.

Stock Symbol: STVS

SAFE HARBOR STATEMENT

This presentation contains "forward-looking statements" within the meaning of the “safe-harbor” provisions of the Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking statements contained in this presentation.

CORPORATE OVERVIEW

COMPANY OVERVIEW

- Nova Lifestyle designs, markets and manufactures modern home furniture for today's middle class, urban consumers in diverse markets worldwide
- Established in 2003
- U.S. company headquartered in California
- Manufacturing base in China
- Approximately 900 employees; 112 patents
- ISO 9001 and ISO 14001 certified
- Manufacturing facility: approx. 390,000 sq ft







PRODUCT OFFERINGS

- Classic, urban contemporary furniture for the living room, dining room, bedroom and home office
- Designs are tailored to local markets worldwide; offering trendy, modern furniture styles desired by today's lifestyle-conscious consumers
- Fully integrated design-to-production business model
  - Modern styles designed in the U.S. and efficient manufacturing and production in China
- Wide selections of gallery series for each target customer segmentation

A HISTORY OF GROWTH

2003
Nova Furniture established



2003
Introduced the first major brand - "Colorful World"

2006
The "Colorful World" brand was awarded a silver medal at the International Famous Furniture Fair in China for creative design



2009
Initiated China retail sales expansion; commenced R&D for "Ming Ma" brand



2010
China sales increased 100%



2010
Nova brands in 38 franchise stores across China;
Target 100 stores in 2011;
Launched "Giorgio Mobili" luxury brand


GIORGIO MOBILI

2011
Established the Nova Furniture Museum to promote culture and history of furniture in China



2011
Launch three new brands targeting China's domestic markets;
Became a U.S. Public Company

GLOBAL PRESENCE

2010 sales and demographics:

- 29% China sales: Nova-branded products and wholesale
- 71% export sales: mainly ODM/OEM



Europe
48.8%
China
29.0%
North America
10.2%
Hong Kong
3.0%
Asia (ex HK/China)
4.4%
Australia
3.7%
Other Countries
1.0%
Sales of Nova-branded products

BRAND POSITIONING

GIORGIO MOBILI

Introduced in 2010
Clean, classic style, luxury brand

Upper Middle-Class Consumers

1Sofa
Launch in 2011
Functional, practical, bright colors and random pattern combinations

Ming Ma
Launch in 2011
Traditional Chinese designs in modern furniture styles

Colorful World
Introduced in 2003 – first Nova brand.
Young, clean, fashionable style

Middle Class Consumers

Wo Zhi Bao
Launch in 2011
Popular fashion, casual design

General Public

Goal to launch a new gallery collection every six months for each brand

"COLORFUL WORLD" BRAND

nova LIFESTYLE

花花世界





- **Clientele: Middle-class consumers**
- Launched in 2003, first major branded product introduced by Nova into the China market
- Young, clean, fashionable look for middle-class consumers; suitable for smaller, urban living spaces
- Products incorporate a wide variety of elements such as leather, fabric, steel, glass, and marble to accentuate the modern feel
- Majority of franchising store sales consist of the "Colorful World" brand
- To launch new "Sleeping Life of Colorful World" bedroom line in 2011







"GIORGIO MOBILI" BRAND

GIORGIO MOBILI

- **Clientele: Upper middle-class consumers**
- Luxury brand established in 2010
- Clean, classic style for upper middle-class consumers
- High-end living room and bedroom sets, combining simple elegance with modern fashion
- Luxury brands are growing exponentially due to the rising middle class worldwide


GIORGIO MOBILI





"MING MA" BRAND

- **Clientele: Middle-class consumers**
- New product line – reinterprets traditional Chinese designs in modern furniture styles
- Two years of R&D - to launch in 2011
- "Ming Ma" inspired designs are currently being offered to the export market











"1SOFA" BRAND

1SOFA

- **Clientele: Middle-class consumers (young generation)**
- New product line – functional, practical, bright colors
- To launch to market in 2011















"WO ZHI BAO" BRAND

nova LifeStyle

屋の寶®

- **Clientele: The general public**
- New product line – popular fashion and casual practical designs
- To launch to market in 2011
- Moderately scaled and priced for price-conscious consumers







FRANCHISING IN CHINA

FRANCHISING MODEL IN CHINA

- Nova brands offered through independently owned franchise stores
  - Stores individually advertise through local media
  - Nova coordinates large-scale promotions for launching new product collections
  - Nova sells directly to franchise store owners
  - Higher profit margins than export sales
- Stores strategically located in furniture marketplaces and large shopping malls for better brand visibility
- Each brand distinctly designed to accommodate different consumer preferences in the China market
- Currently has grown to more than 50 franchise stores: target 100 stores in 2011 and 200 by 2012





CHINA INDUSTRY DYNAMICS

nova LIFESTYLE

- Consumption of furniture in China up 37.2% to $10.65 billion in 2010 from 2009[1]
- China's GDP growth drives consumer wealth growth - China's average GDP growth of 10.1% annually since 2006[1]
- China's market population of middle class and affluent consumers is projected to grow to more than 400 million by 2020 from 150 million in 2010[2]
- 32.9% increase of investment in commercial residential buildings and 40.7% increase of investment in new housing starts in China from 2009 to 2010[3]
- Average per-capita consumption of furniture in China was approximately US$5.5/year in 2009, whereas average for the U.S. was US$236/year[4]
- Demand for new apartments in China is projected to increase from 7 billion sq. ft. (10 million apartments) in 2010 to 12 billion sq. ft. (17 million apartments) in 2020[5]
- Greater demand for one-stop stylish furniture: increase in income levels leading to consumers in China caring more about design and style. GDP per capita projected to increase to over US$10,000 in 2020 from US$4,000 in 2010; tier 1 city projected to exceed US$20,000 in 2020[5]
- Nova Lifestyle offers modern, ergonomic and trendy products – 37% of Chinese consumers like modern style (Colorful World, Giorgio Mobili, 1Sofa, Wo Zhi Bao), 14% like traditional Chinese style (Ming Ma)[6]

Source:
(1): National Bureau of Statistics of China report dated January 20, 2011
(2): Boston Consulting Group's "Big Prizes in Small Places; China's Rapidly Multiplying Pockets of Growth" report November 2010
(3): National Bureau of Statistics of China report dated January 17, 2011
(4): Changzhou Ouao Office Furniture Company (http://www.china0519.com/news/newshtml/7/2003-09-26/20030926030948.html)
(5): Industry Research Report by Hongwei Bai in CICC, November 10, 2009 (http://wenku.baidu.com/view/4cbd8619227916888486d760.html)
(6): List of Furniture Consumption in China in 2009 (http://www.0514rj.com/Article/kan/200912/4338.html)

EXPORT MARKETS

- Products offered in over 20 countries
- Sales to Europe increased 20% in 2010 despite financial crisis
- Offer extensive choices for the international markets: approximately 50 distinct collections developed exclusively for the export markets
- Introduce new collections annually
- Nova's R&D team works with customers to improve, modify and create new designs according to consumer preferences in international markets







U.S. & INT'L INDUSTRY DYNAMICS

- Furniture e-commerce sales in the U.S. rose 4% in February 2011, the fourth consecutive monthly increase for the furniture category[(1)]
- Through 2016, projected higher disposable income and strong consumer sentiment will help boost demand for furniture in the U.S. [(2)]
- As the level of home ownership rises, homeowners are expected to purchase more household goods in the U.S.[(2)]
- Global furniture production reached an estimated $347 billion in 2010[(3)]
- Real growth in furniture demand in 2011 is forecasted to grow 3.3% in the world's top 70 countries, including the U.S. and Europe[(3)]
- The IMF anticipates further worldwide GDP growth of 4.4% in 2011[(4)]





Source:
(1): "SpendingPulse (MasterCard Advisors) February 2011 Retail Report"
(2): "IBISWorld U.S. Furniture Industry Report" http://www.ibisworld.com/industry/default.aspx?indid=1016
(3): Centre for Industrial Studies "World Furniture Outlook 2011/2012"
(4): International Monetary Fund April 2011 World Economic Outlook

COMPETITIVE ADVANTAGES

nova LIFESTYLE

NOVA = Contemporary Styling + Functionality + Emerging Market Growth

- Niche player: urban, contemporary lifestyle products highly demanded by modern consumers
- Unique distribution channels in China: direct access to the growing middle class in China through proven franchising model
- Product variety: more SKUs under Nova brands covering all aspects of household furniture needs compared to competitors that offer single furniture lines
- Fully integrated design-to-production business model supports quick design changes and adaptation to market demand
- U.S. expansion:
  - Direct sales expansion of Nova branded products - penetrate retail storefronts and increase brand awareness
  - E-Commerce: higher margins and high growth
- Strong management team – industry experts
- R&D – continuous product innovation by design teams based in China and California allows for fast product launches
- Stable and growing customer base – strong relationships with established U.S. and global brands, direct sales to top 100 furniture companies in the U.S.

NOVA MUSEUM



LAS VEGAS SHOWROOM


DIAMOND SOFA

ESTABLISHED GLOBAL CLIENTELE

SELECT CLIENTS	SELECT CUSTOMER PROFILE
Actona Company	More than € 150 million in annual sales, marketing to stores and chain stores across Europe, U.S., Australia and Asia with a broad range of product offerings and a wide international design span.
Nebraska Furniture	A Berkshire Hathaway subsidiary – ranked No. 4 of the top 100 U.S. furniture stores (Furniture Today). Estimated $1.1 billion sales in 2009 of furniture, beddings, and accessories.
El Dorado Furniture	Ranked No. 43 in the top 100 U.S furniture stores (Furniture Today). Established in 1967 - largest Hispanic-owned retail enterprise in the U.S. Estimated $126 million sales in 2009 of furniture, beddings, and accessories; 10 El Dorado Furniture showrooms and one outlet center in South Florida.
Rooms to Go	Ranked No. 3 in the top 100 U.S furniture stores (Furniture Today). Privately owned, mid-priced chain with stores throughout the U.S. Estimated $1.35 billion sales in 2009 of furniture, beddings, and accessories; 120 locations
Dongguan Metals and Minerals	Established in 1973, one of the earliest founded companies dealing with import and export business of metals and minerals in China.
Living Spaces	Ranked No. 41 of the top 100 U.S furniture stores (Furniture Today). Privately owned. Promotional to mid-priced southern California chain operating stores in Irvine, La Mirada, Monrovia, Rancho Cucamonga and Van Nuys. Estimated $145 million sales in 2009 of furniture, beddings, and accessories.
Diamond Sofa	Manufacturing and distributing urban loft contemporary designs in the U.S. and around the world since 1992. Products support and promote a lifestyle presentation for today's consumer.

OTHER SELECT CUSTOMERS

MANAGEMENT TEAM - INDUSTRY EXPERTS



Jeffery Wong – CEO, Chairman and Co-Founder

- 22 years of experience in the furniture industry
- Vice-Chairman, Dongguan Furniture Association
- Director, the International Furniture and Decoration (Hong Kong) Association
- Graduated from Hong Kong Victoria Technical College
- Fluent in English and Chinese



Tawny Lam – President, member of the Board of Directors

- Joined in 2011
- CEO and co-founder in 1992 of Diamond Sofa in Commerce, California
- Extensive experience in U.S. furniture product marketing
- Bachelor of Science in Business and Finance from California State University, Los Angeles
- Fluent in English, Chinese and Vietnamese



Sammy Ho – CFO, Co-Founder

- 19 years of experience in the furniture industry
- Bachelor's degree from St. Mary's University
- MBA from The Chinese University of Hong Kong in 1990
- Fluent in English and Chinese



Warren Wong – VP, Marketing, China Sales

- 16 years of marketing and general management experience
- 2003-2006, General Manager of Aura Deco Ltd
- 1996-2003, Manager of Gamamobel International
- Graduated from Hong Kong Polytechnic University in 1994
- Fluent in English and Chinese



Alex Ng – Corporate Secretary

- COO of Nova Dongguan since 2003
- Bachelor's degree in Economics from York University in Canada
- Training certificates in securitization, derivatives and financial analysis from the Canadian Securities Institute
- Fluent in English and Chinese



Mark Chapman – VP, Marketing, U.S. Sales

- Sales Manager of Diamond Sofa since 2004
- 20 years of experience in the furniture industry
- Previously Director of Purchasing for ACE TV Rentals, Central Rents and Day Page
- Graduated from Augustana College with a Bachelor of Science Degree in Business Administration Management and Marketing

FINANCIAL PROFILE

NOVA LIFESTYLE, INC. FINANCIALS

US$ millions

	FYE 12/31/2009	FYE 12/31/2010	FY2011E
Revenue	$21.8	$28.8	$39.5
Growth		32.1%	37.1%
EBITDA	$5.9	$6.3	$9.3
Net Income	$4.4	$4.8	$5.8

COMPARABLE ANALYSIS – LAST FISCAL YEAR END

					Margins			
	Employees	Mkt Cap	P/E	FYE Sales	Gross	EBITDA	Operating	Net
Nova Lifestyle	876			$28.82	26.3%	19.6%	18.3%	14.6%
Hooker Furniture	688	$98.33	26.1	$215.43	21.8%	3.2%	1.9%	1.5%
La-Z-Boy	7,910	$483.38	19.0	$1,817.14	19.5%	2.8%	1.4%	1.0%
Bassett Furniture	1,254	$93.24	35.6	$235.25	47.9%	0.8%	-1.8%	-0.9%
Furniture Brands	6,200	$226.28		$1,159.93	23.8%	-2.1%	-4.1%	-3.4%
Ethan Allen Interiors	4,400	$549.62		$590.05	47.5%	3.0%	-2.0%	-7.5%
Stanley Furniture	1,800	$64.98		$137.01	-11.8%	-26.6%	-33.4%	-32.0%

	Gross	EBITDA	Operating	Net
Low	19.5%	-2.1%	-4.1%	-7.5%
High	47.9%	19.6%	18.3%	14.6%
Mean	31.1%	4.5%	2.3%	0.9%

Nova Lifestyle – healthy margins and stable revenue growth